SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            ------------------------



                                   FORM 8-K/A

                                 AMENDMENT NO. 2
                                       TO

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2000





                                  PROBEX CORP.
             (Exact name of registrant as specified in its charter)

       DELAWARE                         001-15567                 33-0294243
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)



                          13355 Noel Road, Suite 1200
                              Dallas, Texas 75240
              (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (972) 788-4772


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


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

     This Current Report on Form 8-K/A (Amendment No. 2) amends the Current Report on Form 8-K/A (Amendment No.1) previously filed with the Commission on December 13, 2000, relating to the acquisition by the Registrant, through its wholly-owned subsidiary, PFR, of substantially all of the assets of Specialty Environmental Services ("SES"), a division of Pennzoil-Quaker State Company, on September 29, 2000. This amendment is being filed to correct the pro forma financial information previously filed under Item 7(b) of Amendment No. 1. The following documents are included as part of this report:

     (a) Pro Forma Financial Information. The pro forma financial statements of the Registrant hereby included as part of this report supersede those included in the Form 8-K/A (Amendment No. 1):

      Pro Forma Combined Condensed Statement
       of Operations (unaudited)......................................PF-1


     (b) Exhibits.

      None.


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




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 4, 2001.


                                                 PROBEX CORP.



                                                 By: /s/ Bruce A. Hall
                                                    ---------------------------
                                                    Bruce A. Hall
                                                    Chief Financial Officer



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




              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                  ( UNAUDITED)

                                         Historical
                                         Year Ended                             Pro Forma Adjustments
                                        September 30,                  ----------------------------------------           Pro Forma
                                            2000                       PPI/ITC                     SES                   As Adjusted
                                     --------------------------------------------             --------------          --------------

Revenues                               2,684,869                 3,522,008 (1)            9,467,417  (4)              15,674,294

Cost of revenues                       1,378,483                 1,853,091 (1)            1,063,847  (4)               4,295,421
                                     ------------------          -------------           --------------               --------------

Gross profit                           1,306,386                 1,668,917                8,403,571                   11,378,874

Operating expenses                     7,559,094                 1,270,964  (1,2,3)       6,699,671  (4,5,6)          15,529,729
                                     ------------------          -------------           --------------               --------------

Operating profit (loss)               (6,252,708)                397,953                  1,703,899                  (4,150,856)

Other income (expense)                   (12,782)                27,930  (1)             (116,199)  (4)                (101,051)
                                     ------------------          -------------           --------------              ---------------

Net profit (loss)                     (6,265,490)                425,883                  1,587,701                  (4,251,906)
                                     ==================          =============            ==============             ===============

Net loss per share                        (0.288)                                                                        (0.196)
                                     ==================                                                              ===============

Nbr. Shares                           21,742,042                                                                     21,742,042
                                     ==================                                                              ===============

(1) To record the combined operations of PPI and ITC for the seven months ended April 30, 2000.
(2) To record the amortization of goodwill recorded in connection with the acquisition of PPI and ITC of $144,358 for the seven months ended April 30, 2000.
(3) To record the interest expense on $1.5 million promissory note at 8% of $120,000 for the seven months ended April 30, 2000.
(4) To record the combined operations of SES for the twelve months ended September 30, 2000.
(5) To record the amortization of goodwill recorded in connection with the acquisition of SES of $221,375 for the twelve months ended September 30, 2000.
(6) To record the interest expense on $5.5 million promissory note at 10% of $550,000 for the twelve months ended September 30, 2000.





                                      PF-1